UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 15, 2017

SYNCHRONOSS TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52049	06-1594540
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Crossing Boulevard, 8th Floor Bridgewater, New Jersey	08807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 620-3940

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 15, 2017, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Synchronoss Technologies, Inc. (the “Company”) adopted the Synchronoss Technologies, Inc. 2017 New Hire Equity Incentive Plan (the “2017 Plan”). The 2017 Plan provides for the grant of equity-based awards in the form of non-qualified stock options, restricted stock, restricted stock units and stock appreciation rights. The 2017 Plan was adopted by the Committee without stockholder approval pursuant to Rule 5635(c)(4) of the Nasdaq Listing Rules.

The Committee has reserved 1,500,000 shares of the Company’s common stock for issuance pursuant to awards granted under the 2017 Plan, and the 2017 Plan will be administered by the Committee. In accordance with Rule 5635(c)(4) of the Nasdaq Listing Rules, awards under the 2017 Plan may only be made to an employee who has not previously been an employee or member of the Board or any parent or subsidiary, or following a bona fide period of non-employment by the Company or a parent or subsidiary, if he or she is granted such award in connection with his or her commencement of employment with the Company or a subsidiary and such grant is an inducement material to his or her entering into employment with the Company or such subsidiary.

A complete copy of the 2017 Plan, form of notice of stock option grant and stock option agreement and form of notice of restricted stock award and restricted stock agreement to be used thereunder is filed herewith as Exhibit 10.1 and incorporated herein by reference. The above description of the 2017 Plan does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 9.01.             Financial Statements and Exhibits.

(d)   Exhibits

Exhibit Number	Description
10.1

Synchronoss Technologies, Inc. 2017 New Hire Equity Incentive Plan, Form of Notice of Stock Option Grant and Stock Option Agreement, and Form of Notice of Restricted Stock Award and Restricted Stock Agreement.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2017	SYNCHRONOSS TECHNOLOGIES, INC.

	By:	/s/ Lawrence R. Irving
		Name:	Lawrence R. Irving
		Title:	Chief Financial Officer

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